LVIP Invesco V.I. Equity and Income RPM Fund (the “Fund”)

Supplement Dated February 7, 2014

to the Prospectus and Summary Prospectus

(dated April 30, 2013),

and the Statement of Additional Information

(dated April 30, 2013, as supplemented May 1, 2013 and October 2, 2013)

This Supplement updates certain information in the Fund’s Prospectus, Summary Prospectus, and Statement of Additional Information. You may obtain copies of the Fund’s Prospectus, Summary Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 1-800-4LINCOLN (454-6265) or at www.LincolnFinancial.com/lvip.

Please keep this Supplement with your Prospectus and other important records.

Revisions to the Summary Prospectus, Prospectus, and Statement of Additional Information for LVIP Invesco V.I. Equity and Income RPM Fund:

Effective May 1, 2014, LVIP Invesco V.I. Equity and Income RPM Fund’s name is changed to “LVIP Invesco Diversified Equity-Income RPM Fund.”

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